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                                                                    EXHIBIT 10.5

[ACNIELSEN LOGO]
                                     CONSENT

We hereby consent to the use of information from our monthly reports "Audit Report Beer and Soft Drink", covering the period January 1993 to December 2002, on Form 20-F of Quilmes Industrial (QUINSA Societe Anonyme). We further consent to the use of our name in such Form 20-F, and to the filing of this consent as an exhibit thereto and to the incorporation of this consent into any registration statement that Quinsa may file.

/S/ ILLEGIBLE

A.C Nielsen S.A. de C.V Sucursal Argentina
Adrian Sarrica
Apoderado

[ILLEGIBLE]

Tucuman 348- (C1049AAH) Buenos Aires               [a VNU COMPANY LOGO]
Republica Argentina
Phone: 4891-1100
Fax: 4891-1120
e-mail: servicios@acnielsen.com